JAMES BALANCED:

GOLDEN RAINBOW FUND

Institutional Class Shares Ticker: GLRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2010, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to www.jamesfunds.com/Prospectus.aspx, call 1-800-99 JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

INVESTMENT OBJECTIVE

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74%
Distribution (12b-1) Fees	NONE
Other Expenses	0.32%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.07%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

James Balanced:	1 Year	3 Years	5 Years	10 Years
Golden Rainbow Fund	$109	$340	$590	$1,304

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”)

that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. The fixed income portion of the Fund will consist primarily of U.S. government securities, corporate bonds, municipal bonds and/ or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. The Fund will limit its purchases of non-U.S. government securities to issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Group (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk:  The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk:  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap

4	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Municipal Securities Risk:  The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as wells as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Sovereign Debt Risk:  The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

PERFORMANCE

Since the Institutional Class shares have not been available to investors for a full calendar year, the performance shown below is for the Retail Class shares, which are not offered in this prospectus. The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Institutional Class shares would have annual returns substantially similar to those of Retail Class shares because both classes invest in the same portfolio of securities. The annual returns would differ to the extent that the two classes do not have the same expenses. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Retail Class Shares) (Years ended December 31):

Best Quarter	2nd Quarter 2003	9.89%
Worst Quarter	1st Quarter 2009	-7.09%

The Fund’s (Retail Class Shares) year-to-date return as of September 30, 2010 was 9.46%.
Average Annual Total Returns (Retail Class Shares) (as of December 31, 2009)

James Balanced: Golden Rainbow Fund	One Year	Five Years	Ten Years
Return Before Taxes	7.12%	5.15%	6.21%
Return after Taxes on Distributions	6.72%	4.34%	4.88%
Return after Taxes on Distributions and Sale of Fund Shares	4.80%	4.10%	4.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Blended (25% S&P 500® Index; 25% Russell 2000® Index; 50% Barclays Intermediate Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)	16.44%	3.04%	4.13%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

6	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD Portfolio Manager Since Inception	Barry James, CFA, CIC Portfolio Manager Since Inception	Ann M. Shaw, CFP Portfolio Manager Since Inception	Thomas L. Mangan Portfolio Manager Since 1995

David W. James, CFA Portfolio Manager Since Inception	R. Brian Culpepper Portfolio Manager Since 1998	Brian Shepardson, CFA, CIC Portfolio Manager Since 2001

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$50,000	None

You can buy and redeem shares of the Fund on any day the NYSE is open for business through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients), or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

POTENTIAL CONFLICTS OF INTEREST

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s web site for more information.

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